Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT

TO

$2,000,000,000

THREE-YEAR CREDIT AGREEMENT

Viacom Inc.

FIRST AMENDMENT dated as of December 2, 2011 (this “Amendment”) to the Three-Year Credit Agreement, entered into as of October 8, 2010 (as amended from time to time, the “Credit Agreement”), by and among VIACOM INC., a Delaware corporation, (“Viacom”); each Subsidiary Borrower (as therein defined); the lenders party thereto (the “Lenders”); JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”); CITIBANK, N.A., a national banking association, and BANK OF AMERICA N.A., a national banking association, as syndication agents for the Lenders (in such capacity, the “Syndication Agents”); and DEUTSCHE BANK SECURITIES INC., MORGAN STANLEY MUFG LOAN PARTNERS, LLC, THE ROYAL BANK OF SCOTLAND PLC and WELLS FARGO BANK, N.A., as documentation agents for the Lenders (in such capacity, the “Documentation Agents”). Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers and the Lenders desire to make certain modifications to the Credit Agreement as provided herein;

NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a) The preamble to the Credit Agreement is hereby amended by deleting the words “THREE-YEAR” therein.

(b) The first “WHEREAS” clause of the recitals to the Credit Agreement is hereby amended by replacing the number “2.00” therein with the number “2.10”.

(c) Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) The definition of “Agreement” is hereby amended by deleting the words “Three-Year” therein.

(ii) The definition of “Revolving Credit Maturity Date” is hereby deleted in its entirety and replaced with the following:

“Revolving Credit Maturity Date” shall mean December 2, 2015.

(d) Section 2.13(d) of the Credit Agreement is hereby amended by replacing the number “2,500,000,000” therein with the number “3,000,000,000”.

(e) Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 hereto.

(f) Annex I to the Credit Agreement is hereby deleted in its entirety and replaced with Annex I hereto (and the pricing set forth therein shall be effective from and including the Amendment Effective Date).

(g) Upon the effectiveness of this Amendment as provided in Section 4 below, (i) the Commitment of each Lender that is not listed on Schedule 1.1 hereto shall hereby be terminated and each such Lender shall cease to have a Commitment under the Credit Agreement and (ii) each financial institution becoming party hereto as a Lender, to the extent not already a Lender under the Credit Agreement, shall become a party to the Credit Agreement as amended hereby and a Lender thereunder and shall be bound by the provisions of the Credit Agreement as amended hereby and have the rights and obligations of a Lender thereunder.

(h) In connection with this Amendment, each of Viacom, the Administrative Agent and each Lender (i) hereby waives any requirement set forth in Section 2.13(d) or any other provision of the Credit Agreement requiring that the amount of the increase of any Lender’s Commitment thereunder shall be in an aggregate principal amount at least equal to $10,000,000 and (ii) hereby waives any requirement set forth in Section 2.13(e) or any other provision of the Credit Agreement requiring that a bank, financial institution or other entity which elects to become a party to the Credit Agreement and obtain a Commitment thereunder shall execute a new lender supplement in substantially the form of Exhibit G to the Credit Agreement.

SECTION 2. Representations and Warranties. (a) Viacom hereby represents and warrants to the Administrative Agent and the Lenders that (i) this Amendment has been duly executed and delivered by Viacom and constitutes a legal, valid and binding obligation of Viacom, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law, (ii) the representations and warranties of Viacom set forth in the Credit Agreement or contained in any certificate furnished by or on behalf of Viacom pursuant to or in connection with the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (iii) on and as of the Amendment Effective Date (as defined below) no Default or Event of Default has occurred and is continuing.

(b) Each Lender party hereto hereby represents and warrants to Viacom that it is legally authorized to enter into this Amendment and, to the extent not already a Lender under the Credit Agreement, the Credit Agreement.

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SECTION 3. Credit Agreement in Full Force and Effect as Amended. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. All references in the Credit Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Credit Agreement” in any other document or instrument, shall be deemed to mean the Credit Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Credit Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Credit Agreement, as amended by this Amendment, as though the terms and obligations of this Credit Agreement were set forth herein. Nothing herein shall be deemed to entitle Viacom to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

SECTION 4. Effectiveness. The amendments provided for by this Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received:

(a) duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Administrative Agent, Viacom, each of the Lenders party hereto (which shall in no event constitute fewer than the Required Lenders) and each other financial institution becoming party hereto as a Lender;

(b) a Closing Certificate, substantially in the form of Exhibit E to the Credit Agreement, of Viacom, dated the Amendment Effective Date, with appropriate insertions and attachments; and

(c) an opinion of the general counsel of Viacom, dated the Amendment Effective Date, in form and substance satisfactory to the Administrative Agent.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

VIACOM INC.

By:	/s/ George S. Nelson
	Name:	George S. Nelson
	Title:	SVP, Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders and as a Lender

By:	/s/ Ann B. Kerns
	Name:	Ann B. Kerns
	Title:	Vice President

CITIBANK, N.A., as Syndication Agent and as a Lender

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/s/ Jay D. Marquis
	Name:	Jay D. Marquis
	Title:	Director

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

DEUTSCHE BANK SECURITIES INC., as Documentation Agent

By:	/s/ Andreas Neumeier
	Name:	Andreas Neumeier
	Title:	Managing Director

By:	/s/ Ross Levitsky
	Name:	Ross Levitsky
	Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Andreas Neumeier
	Name:	Andreas Neumeier
	Title:	Managing Director

By:	/s/ Ross Levitsky
	Name:	Ross Levitsky
	Title:	Managing Director

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as Documentation Agent and as a Lender

By:	/s/ Alex Daw
	Name:	Alex Daw
	Title:	Director

WELLS FARGO BANK, N.A., as Documentation Agent and as a Lender

By:	/s/ Eric Frandson
	Name:	Eric Frandson
	Title:	Director

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	BNP Paribas

By	/s/ Barbara Nash
	Name:	Barbara Nash
	Title:	Managing Director

by1	/s/ Maria Mulic
	Name:	Maria Mulic
	Title:	Vice President

[1]	For any Lender requiring a second signature line

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Mizuho Corporate Bank, Ltd.

by	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Royal Bank of Canada

by	/s/ Alfonse Simone
	Name:	Alfonse Simone
	Title:	Authorized Signatory

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender: Sumitomo Mitsui Banking Corporation

by	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Lloyds TSB Bank plc

by	/s/ Karen Weich
	Name:	Karen Weich W011
	Title:	Vice President

by1	/s/ Julia R. Franklin
	Name:	Julia R. Franklin F014
	Title:	Vice President

[1]	For any Lender requiring a second signature line

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	U.S. Bank, National Association

by	/s/ Colleen McEvoy
	Name:	Colleen McEvoy
	Title:	Vice President

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Morgan Stanley Bank, N.A.

by	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

by	/s/ M. Antioco
	Name:	M. Antioco
	Title:	Associate

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Sovereign Bank

by	/s/ Alister Moreno
	Name:	Alister Moreno
	Title:	Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	THE BANK OF NEW YORK MELLON

by	/s/ Thomas J. Tarasovich, Jr.
	Name:	Thomas J. Tarasovich, Jr.
	Title:	Vice President

by1
Name:
Title:

[1]	For any Lender requiring a second signature line

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	The Northern Trust Company

by	/s/ Ashish S. Bhagwat
	Name:	Ashish S. Bhagwat
	Title:	Senior Vice President

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

SIGNATURE PAGE TO THE

FIRST AMENDMENT

TO THE VIACOM, INC.

CREDIT AGREEMENT

Name of Lender:	Intesa Sanpaolo S.p.A.-New York

by	/s/ John Michalisin
	Name:	John Michalisin
	Title:	FVP

by1	/s/ Francesco Di Mario
	Name:	Francesco Di Mario
	Title:	FVP & Head of Credit

1	For any Lender requiring a second signature line

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]

Acknowledged and Accepted:

UBS Loan Finance LLC,

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

By:	/s/ Christopher Gomes
	Name:	Christopher Gomes
	Title:	Associate Director Banking Products Services, US

SOLELY WITH RESPECT TO SECTION 1(g)(i) OF THE AMENDMENT

[Signature Page to the First Amendment to the Viacom Inc. Credit Agreement]